UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	June 27, 2018

Insight Enterprises, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	000-25092	86-0766246
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

6820 South Harl Avenue, Tempe, Arizona		85283
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	480-333-3000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

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Item 1.01 Entry into a Material Definitive Agreement.

Amendment to Receivable Securitization Financing Facility

On June 27, 2018, Insight Enterprises, Inc. (the "Company"), Insight Receivables, LLC, Insight Direct USA, Inc., Insight Public Sector, Inc., Wells Fargo Bank, National Association, as Agent for the purchasers, and the purchasers and managing agents party thereto, entered into an Omnibus Amendment relating to the Company’s accounts receivable securitization financing facility (the "ABS Facility"). The Omnibus Amendment amends (1) the Receivables Purchase Agreement, dated as of December 31, 2002, as amended, and (2) the Amended and Restated Receivables Sale Agreement, dated as of September 3, 2003, as amended, to, among other things, renew the borrowing program under the ABS Facility for a three-year term expiring June 23, 2021.

The foregoing description of the Omnibus Amendment is not complete and is qualified in its entirety by reference to the Omnibus Amendment, a copy of which is filed as Exhibit 10.1 hereto and is incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth above under Item 1.01 is hereby incorporated by reference into this Item 2.03.

Item 9.01 Financial Statements and Exhibits.

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Exhibit Index

Exhibit No.	Description

10.1	Omnibus Amendment, dated as of June 27, 2018, among Insight Receivables, LLC, Insight Direct USA, Inc., Insight Public Sector, Inc., Insight Enterprises, Inc., the purchasers and managing agents party thereto and Wells Fargo Bank, National Association, as Agent, relating to the Receivables Purchase Agreement, dated as of December 31, 2002, as amended, and the Amended and Restated Receivables Sale Agreement, dated as of September 3, 2003, as amended.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Insight Enterprises, Inc.

June 29, 2018	By:	Glynis A. Bryan

Name: Glynis A. Bryan
Title: Chief Financial Officer

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